Financial Results For The First Quarter Ended March 30th 2025 Pilgrim’s Pride Corporation (NASDAQ: PPC)

Cautionary Notes and Forward-Looking Statements  Statements contained in this press release that state the intentions, plans, hopes, beliefs, anticipations, expectations or predictions of the future of Pilgrim’s Pride Corporation and its management are considered forward-looking statements. Without limiting the foregoing, words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “should,” “targets,” “will” and the negative thereof and similar words and expressions are intended to identify forward-looking statements. It is important to note that actual results could differ materially from those projected in such forward-looking statements. Factors that could cause actual results to differ materially from those projected in such forward-looking statements include: matters affecting the poultry industry generally; the ability to execute the Company’s business plan to achieve desired cost savings and profitability; future pricing for feed ingredients and the Company’s products; outbreaks of avian influenza or other diseases, either in Pilgrim’s Pride’s flocks or elsewhere, affecting its ability to conduct its operations and/or demand for its poultry products; contamination of Pilgrim’s Pride’s products, which has previously and can in the future lead to product liability claims and product recalls; exposure to risks related to product liability, product recalls, property damage and injuries to persons, for which insurance coverage is expensive, limited and potentially inadequate; management of cash resources; restrictions imposed by, and as a result of, Pilgrim’s Pride’s leverage; changes in laws or regulations affecting Pilgrim’s Pride’s operations or the application thereof; new immigration legislation or increased enforcement efforts in connection with existing immigration legislation that cause the costs of doing business to increase, cause Pilgrim’s Pride to change the way in which it does business, or otherwise disrupt its operations; competitive factors and pricing pressures or the loss of one or more of Pilgrim’s Pride’s largest customers; currency exchange rate fluctuations, trade barriers, exchange controls, expropriation and other risks associated with foreign operations; disruptions in international markets and distribution channels, including, but not limited to, the impacts of the Russia-Ukraine conflict; the risk of cyber-attacks, natural disasters, power losses, unauthorized access, telecommunication failures, and other problems on our information systems; and the impact of uncertainties of litigation and other legal matters described in our most recent Form 10-K and Form 10-Q, including the In re Broiler Chicken Antitrust Litigation, as well as other risks described under “Risk Factors” in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and subsequent filings with the Securities and Exchange Commission. The forward looking statements in this release speak only as of the date hereof, and the Company undertakes no obligation to update any such statement after the date of this release, whether as a result of new information, future developments or otherwise, except as may be required by applicable law  Actual results could differ materially from those projected in these forward-looking statements as a result of these factors, among others, many of which are beyond our control. In making these statements, we are not undertaking, and specifically decline to undertake, any obligation to address or update each or any factor in future filings or communications regarding our business or results, and we are not undertaking to address how any of these factors may have caused changes to information contained in previous filings or communications. Although we have attempted to list comprehensively these important cautionary risk factors, we must caution investors and others that other factors may in the future prove to be important and affecting our business or results of operations  This presentation may include information that may be considered non-GAAP financial information as contemplated by SEC Regulation G, Rule 100, including EBITDA, Adjusted EBITDA, LTM EBITDA, Net Debt, Free Cash Flow, Adjusted EBITDA Margin and others. Accordingly, we have provided tables in the accompanying appendix and in our previous filings with the SEC that reconcile these measures to their corresponding GAAP-based measures and explain why these measures are useful to investors, which can be obtained from the Consolidated Statements of Income provided with our previous filings with the SEC. Our method of computation may or may not be comparable to other similarly titled measures used in filings with the SEC by other companies. See the consolidated statements of income and consolidated statements of cash flows included in our financial statements. 2

First Quarter 2025 Financial Review 3 Main Indicators ($MM) Q1 2025 Q1 2024 Net Revenue 4,463.0 4,361.9 Gross Profit 554.9 383.9 SG&A 133.8 119.1 Operating Income 404.5 250.3 Net Interest 16.8 30.9 Net Income 296.3 174.9 Earnings Per Share (EPS) 1.24 0.73 Adjusted EBITDA* 533.2 371.8 Adjusted EBITDA Margin* 12.0% 8.5% * This is a non-GAAP measurement considered by management to be useful in understanding our results. Please see the appendix and most recent SEC financial filings for definition of this measurement and reconciliation to US GAAP.  U.S.: Year-over-year (YoY) increase in commodity market pricing, moderate input costs and increased volumes positively impacted Big Bird business; along with growth with Key Customers in Case Ready driving operating income improvement for the US business; Europe: Significant year-over-year profit improvement due to operational efficiencies and cost reductions; Mexico: profitability declined primarily due to Foreign Currency impacts.  SG&A higher primarily due to legal settlement and defense costs, and higher incentive compensation costs.  Net interest lower due to increased interest income on higher cash balance during Q1 2025.  Q1 2025 Adjusted EBITDA* YoY increase driven by higher US commodity market pricing, along with lower input costs; growth with our Key Customers and operating efficiencies generated in all regions. In $MM U.S. EU MX Net Revenue 2,743.2 1,231.5 488.3 Adjusted Operating Income* 326.1 65.7 36.6 Adjusted Operating Income Margin* 11.9% 5.3% 7.5% Source: PPC

Pullet Placements Increased 0.7% Y/Y in Q1- 2025 with Consistent Monthly Growth 4 - 2,000 4,000 6,000 8,000 10,000 12,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Th ou sa n d H ea d Intended Pullet Placements, Domestic Use 2023 2024 2025 5 Yr. Avg. Source: USDA

Broiler Layer Flock Decreased Y/Y in Q1-25; Eggs/100 Flat Y/Y in Q1-25 5  Broiler layer flock -2.3% YoY in Q1-25.  Eggs/100 0.0% YoY in Q1-25. 1,500 1,550 1,600 1,650 1,700 1,750 1,800 1,850 1,900 1,950 2,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec E g g s Eggs/100 2023 2024 2025 5 Yr. Avg. 50,000 52,000 54,000 56,000 58,000 60,000 62,000 64,000 66,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec H ea d ( 0 0 0 ) Broiler Type Hatching Layers 2023 2024 2025 5 Yr. Avg. Source: USDA

Egg Sets Increased 1.5% YoY in Q1-25; Hatchability -0.6% Below Q1-24 Levels 6 Source: USDA 215,000 220,000 225,000 230,000 235,000 240,000 245,000 250,000 255,000 1 4 7 10 13 16 19 22 25 28 31 34 37 4 0 4 3 4 6 4 9 52 E g g s (0 0 0 ) Chicken Eggs Set by Week - USDA 5-yr Range 5-yr Avg 2023 2024 2025 75% 76% 77% 78% 79% 80% 81% 82% 1 4 7 10 13 16 19 22 25 28 31 34 37 4 0 4 3 4 6 4 9 52 H at ch ab ili ty ( % ) Chicken Hatchability by Week - USDA 5-yr Range 5-yr Avg 2023 2024 2025

Broiler Placements Increased 1.4% Above Year-Ago Levels in Q1-25 7 175,000 180,000 185,000 190,000 195,000 200,000 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 39 4 1 4 3 4 5 4 7 4 9 51 H ea d s (0 0 0 ) Chicks Placements by Week - USDA 5-yr Range 5-yr Avg 2023 2024 2025 Source: USDA

Increased Head Counts in Big Bird Debone Segment in Q1-25 8 22.7% 21.8% 20.9% 19.7% 17.3% 16.6% 16.7% 16.5% 30.2% 28.7% 27.4% 26.2% 27.6% 29.4% 28.5% 29.7% 25.4% 26.2% 27.6% 28.4% 29.7% 27.6% 27.4% 25.3% 21.7% 23.3% 24.1% 25.7% 25.4% 26.4% 27.3% 28.6% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2018 2019 2020 2021 2022 2023 2024 2025 Head Processed by Size <4.25 4.26-6.25 6.26-7.75 >7.75 Source: USDA

Industry Cold Storage Supplies in Q1-25 Continue Below YA and 5-Year Average  Total Inventories ended Q1 down 1.2% Y/Y and 4.9% below 5-year average.  Broilers and hens' inventories decreased by 18.7% and 15.3%.  Breast meat inventories increased 8.9% Y/Y.  Wing inventories increased 10.2% below year ago.  Dark Meat inventories decreased 1.9% Y/Y.  Paws and feet inventory increased 28.2%. 9 500,000 550,000 600,000 650,000 700,000 750,000 800,000 850,000 900,000 950,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec LB S (0 0 0 ) Total Chicken Inventories 2023 2024 2025 5 Yr. Avg. Source: USDA

Jumbo Cutout Pricing Trended Above Year Ago and 5-year Average in Q1-25 10 Source: PPC, EMI 40 60 80 100 120 140 160 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 39 41 43 45 47 49 51 C en ts /L b Jumbo Cutout 5 Year Range 5 Yr. Avg. 2023 2024 2025

BSB surged seasonally, Tenders stable, Wings decreased significantly, LQ exceeded in Q1-25 11Note: On the week of September 2, 2022, USDA revised their reporting of chicken prices from regional prices to one national metric. The old USDA NE Broiler prices previously used provided the largest sample size and the most accurate reflection of the chicken market. The above pricing indicates the new national price reflected by the USDA reporting from 9/2/22 on. 75.00 125.00 175.00 225.00 275.00 325.00 375.00 1 4 7 10 13 16 19 22 25 28 31 34 37 40 43 46 49 52 C en ts /L b USDA Boneless/Skinless Breast 5 Year Range 5 Year Average 2023 2024 2025 75.00 125.00 175.00 225.00 275.00 325.00 375.00 1 4 7 10 13 16 19 22 25 28 31 34 37 40 43 46 49 52 C en ts /L b USDA Tenders 5 Year Range 5 Year Average 2023 2024 2025 10 20 30 40 50 60 70 1 4 7 10 13 16 19 22 25 28 31 34 37 40 43 46 49 52 C en ts /L b USDA Leg Quarters 5 Year Range 5-yr Avg 2023 2024 2025 10.00 60.00 110.00 160.00 210.00 260.00 310.00 360.00 1 4 7 10 13 16 19 22 25 28 31 34 37 40 43 46 49 52 C en ts /L b USDA Whole Wings 5 Year Range 5 Year Average 2023 2024 2025

WOG Pricing Below YA in Q1-25, still above 5-YA 12 Source: EMI 60.0 70.0 80.0 90.0 100.0 110.0 120.0 130.0 140.0 150.0 160.0 1/ 6 1/ 20 2/ 3 2/ 17 3/ 3 3/ 17 3/ 31 4 /1 4 4 /2 8 5/ 12 5/ 26 6/ 9 6/ 23 7/ 7 7/ 21 8/ 4 8/ 18 9/ 1 9/ 15 9/ 29 10 /1 3 10 /2 7 11 /1 0 11 /2 4 12 /8 12 /2 2 C en ts /L b . EMI WOG 2.5-4.0 LBS 5 Year Range 5 Yr. Avg. 2023 2024 2025

Corn Dynamics 13 Source: PPC  US & global corn stocks contract vs prior year with reduced yield in US and strong global import demand  S. AM corn production rebounds vs last year with better weather in Brazil, less disease pressure in Argentina  Large increase in planting intentions in US for Spring 2025 season 1,919 1,235 1,377 1,360 1,763 1,465 0 500 1,000 1,500 2,000 2,500 3,000 19/20 20/21 21/22 22/23 23/24 24/25p US Corn Ending Stocks (MBUs) 306.3 292.8 310.8 304.1 312.7 287.7 275.0 280.0 285.0 290.0 295.0 300.0 305.0 310.0 315.0 2019/20 2020/21 2021/22 2022/232023/242024/25 World Corn Endings stocks (MMT)

Soybean Dynamics 14 Source: PPC  US ending stocks still grow even after final US soybean yield reduced  Expanded soybean plantings and generally favorable weather in South America increases expected soybean crop by roughly 15 mmt vs prior year  Increased soybean crushing capacity in US and globally has limited upside in soybean meal prices, though limiting growth in global raw soybean inventories 96.5 99.8 99.1 100.9 112.4 122.5 0.0 20.0 40.0 60.0 80.0 100.0 120.0 140.0 2019/20 2020/21 2021/22 2022/23 2023/24 2024/25 World Soy End Stocks (MMT) 525 257 274 264 342 375 0 100 200 300 400 500 600 2019/20 2020/21 2021/22 2022/23 2023/24 2024/25 US Soy ending stocks (MBU)

Fiscal Year 2025 Capital Spending 15 Capex (US$M)  Continued investment in strategic projects will support Key Customers’ growth and emphasize our focus on further diversification of our portfolio and operational improvements Source: PPC

APPENDIX 16

Appendix: Reconciliation of Adjusted EBITDA 17 “EBITDA” is defined as the sum of net income plus interest, taxes, depreciation and amortization. “Adjusted EBITDA” is calculated by adding to EBITDA certain items of expense and deducting from EBITDA certain items of income that we believe are not indicative of our ongoing operating performance consisting of: (1) foreign currency transaction losses (gains), (2) costs related to litigation settlements, (3) restructuring activities losses, and (4) net income attributable to noncontrolling interests. EBITDA is presented because it is used by management and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results prepared in conformity with accounting principles generally accepted in the U.S. (“U.S. GAAP”), to compare the performance of companies. We believe investors would be interested in our Adjusted EBITDA because this is how our management analyzes EBITDA applicable to continuing operations. The Company also believes that Adjusted EBITDA, in combination with the Company’s financial results calculated in accordance with U.S. GAAP, provides investors with additional perspective regarding the impact of certain significant items on EBITDA and facilitates a more direct comparison of its performance with its competitors. EBITDA and Adjusted EBITDA are not measurements of financial performance under U.S. GAAP. EBITDA and Adjusted EBITDA have limitations as analytical tools and should not be considered in isolation or as substitutes for an analysis of our results as reported under U.S. GAAP. In addition, other companies in our industry may calculate these measures differently limiting their usefulness as a comparative measure. Because of these limitations, EBITDA and Adjusted EBITDA should not be considered as an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with U.S. GAAP. These limitations should be compensated for by relying primarily on our U.S. GAAP results and using EBITDA and Adjusted EBITDA only on a supplemental basis. Source: PPC

Appendix: Reconciliation of Adjusted EBITDA 18 PILGRIM'S PRIDE CORPORATION Reconciliation of Adjusted EBITDA (Unaudited) Three Months Ended March 30, 2025 March 31, 2024 (In thousands) Net income $ 296,343 $ 174,938 Add: Interest expense, net(a) 16,785 30,897 Income tax expense 94,099 52,062 Depreciation and amortization 104,518 103,350 EBITDA 511,745 361,247 Add: Litigation settlements(b) 7,250 940 Restructuring activities losses(c) 16,612 14,559 Minus: Foreign currency transaction gains(d) 2,053 4,337 Net income attributable to noncontrolling interest 310 517 Adjusted EBITDA $ 533,244 $ 371,892 Source: PPC

Appendix: Reconciliation of Adjusted EBITDA 19 a. Interest expense, net, consists of interest expense less interest income. b. This represents expenses recognized in anticipation of probable settlements in ongoing litigation. c. Restructuring activities losses are related to costs incurred, such as severance, lease terminations, asset impairment and other charges, as part of multiple ongoing restructuring initiatives throughout our Europe reportable segment. d. Prior to April 1, 2024, the Company measures the financial statements of its Mexico reportable segment as if the U.S. dollar were the functional currency. Accordingly, we remeasure assets and liabilities, other than nonmonetary assets, of the Mexico reportable segment at current exchange rates. We remeasure nonmonetary assets using the historical exchange rate in effect on the date of each asset’s acquisition. Currency exchange gains or losses resulting from these remeasurements were previously recognized in the line item Foreign currency transaction losses (gains) in the Condensed Consolidated Statements of Income. Effective April 1, 2024, the Company changed the functional currency of its Mexico reportable segment from U.S. dollar to Mexican peso, which means all translation gains/losses on outstanding balances are now recognized in accumulated other comprehensive income. Transactional functional currency gains/losses are included in the line item Foreign currency transaction losses (gains) in the Condensed Consolidated Statements of Income. Source: PPC

Appendix: Reconciliation of LTM Adjusted EBITDA 20 The summary unaudited consolidated income statement data for the twelve months ended March 30, 2025 (the LTM Period) have been calculated by subtracting the applicable unaudited consolidated income statement data for the three months ended March 31, 2024 from the sum of (1) the applicable audited consolidated income statement data for the year ended December 29, 2024 and (2) the applicable unaudited consolidated income statement data for the three months ended March 30, 2025. PILGRIM'S PRIDE CORPORATION Reconciliation of LTM Adjusted EBITDA (Unaudited) Three Months Ended LTM Ended June 30, 2024 September 29, 2024 December 29, 2024 March 30, 2025 March 30, 2025 (In thousands) Net income $ 326,523 $ 349,990 $ 235,772 $ 296,343 $ 1,208,628 Add: Interest expense, net 15,338 19,498 22,776 16,785 74,397 Income tax expense 100,650 131,609 40,725 94,099 367,083 Depreciation and amortization 107,948 110,470 111,854 104,518 434,790 EBITDA 550,459 611,567 411,127 511,745 2,084,898 Add: Litigation settlements 71,250 — 95,038 7,250 173,538 Restructuring activities losses 36,675 30,836 11,318 16,612 95,441 Loss on settlement of pension from plan termination — 10,709 10,940 — 21,649 Inventory write-down as a result of hurricane — 8,075 — — 8,075 Minus: Foreign currency transaction gains 2,225 678 2,785 2,053 7,741 Net income (loss) attributable to noncontrolling interest 220 130 (82) 310 578 Adjusted EBITDA $ 655,939 $ 660,379 $ 525,720 $ 533,244 $ 2,375,282 Source: PPC

Appendix: Reconciliation of EBITDA Margin 21 EBITDA margins have been calculated by taking the relevant unaudited EBITDA figures, then dividing by net sales for the applicable period. EBITDA margins are presented because they are used by management and we believe it is frequently used by securities analysts, investors and other interested parties, as a supplement to our results prepared in accordance with U.S. GAAP, to compare the performance of companies. PILGRIM'S PRIDE CORPORATION Reconciliation of EBITDA Margin (Unaudited) Three Months Ended Three Months Ended March 30, 2025 March 31, 2024 March 30, 2025 March 31, 2024 (In thousands) Net income $ 296,343 $ 174,938 6.64% 4.01 % Add: Interest expense, net 16,785 30,897 0.38% 0.71 % Income tax expense 94,099 52,062 2.11% 1.19 % Depreciation and amortization 104,518 103,350 2.34% 2.36 % EBITDA 511,745 361,247 11.47% 8.27 % Add: Litigation settlements 7,250 940 0.16% 0.02 % Restructuring activities losses 16,612 14,559 0.37% 0.33 % Minus: Foreign currency transaction gains 2,053 4,337 0.05% 0.09 % Net income attributable to noncontrolling interest 310 517 0.01% 0.01 % Adjusted EBITDA $ 533,244 $ 371,892 11.94% 8.52 % Net sales $ 4,463,009 $4,361,934 — — Source: PPC

Appendix: Reconciliation of Adjusted EBITDA by Segment

Pilgrim's

Adjusted EBITDA by segment figures are presented because they are used by management and we believe they are frequently used by securities analysts, investors and other interested parties, as a supplement to our results prepared in accordance with U.S. GAAP, to compare the performance of companies.

PILGRIM'S PRIDE CORPORATION
Reconciliation of Adjusted EBITDA
(Unaudited)

	Three Months Ended March 30, 2025				Three Months Ended March 31, 2024			
	U.S.	Europe	Mexico	Total	U.S.	Europe	Mexico	Total
	(In thousands)				(In thousands)			
Net income	$ 222,296	$ 42,150	$ 31,897	$ 296,343	$ 102,631	$ 24,512	$ 47,795	$ 174,938
Add:								
Interest expense, net[(a)]	25,567	(1,904)	(6,878)	16,785	44,586	(1,983)	(11,706)	30,897
Income tax expense	71,012	9,922	13,165	94,099	32,060	9,557	10,445	52,062
Depreciation and amortization	66,386	33,137	4,995	104,518	62,685	35,028	5,637	103,350
EBITDA	385,261	83,305	43,179	511,745	241,962	67,114	52,171	361,247
Add:								
Foreign currency transaction losses (gains)[(b)]	(1)	(372)	(1,680)	(2,053)	2	(216)	(4,123)	(4,337)
Litigation settlements[(c)]	7,250	—	—	7,250	940	—	—	940
Restructuring activities losses[(d)]	—	16,612	—	16,612	—	14,559	—	14,559
Minus:								
Net income attributable to noncontrolling interest	—	—	310	310	—	—	517	517
Adjusted EBITDA	$ 392,510	$ 99,545	$ 41,189	$ 533,244	$ 242,904	$ 81,457	$ 47,531	$ 371,892

22

Source: PPC

Appendix: Reconciliation of Adjusted EBITDA 23 a. Interest expense, net, consists of interest expense less interest income. b. Prior to April 1, 2024, the Company measures the financial statements of its Mexico reportable segment as if the U.S. dollar were the functional currency. Accordingly, we remeasure assets and liabilities, other than nonmonetary assets, of the Mexico reportable segment at current exchange rates. We remeasure nonmonetary assets using the historical exchange rate in effect on the date of each asset’s acquisition. Currency exchange gains or losses resulting from these remeasurements were previously recognized in the line item Foreign currency transaction losses (gains) in the Condensed Consolidated Statements of Income. Effective April 1, 2024, the Company changed the functional currency of its Mexico reportable segment from U.S. dollar to Mexican peso, which means all translation gains/losses on outstanding balances are now recognized in accumulated other comprehensive income. Transactional functional currency gains/losses are included in the line item Foreign currency transaction losses (gains) in the Condensed Consolidated Statements of Income.. c. This represents expenses recognized in anticipation of probable settlements in ongoing litigation. d. Restructuring activities losses are related to costs incurred, such as severance, lease terminations, asset impairment and other charges, as part of multiple ongoing restructuring initiatives throughout our Europe reportable segment. Source: PPC

Appendix: Reconciliation of Adjusted Operating Income 24 Adjusted Operating Income is calculated by adding to Operating Income certain items of expense and deducting from Operating Income certain items of income. Management believes that presentation of Adjusted Operating Income provides useful supplemental information about our operating performance and enables comparison of our performance between periods because certain costs shown below are not indicative of our current operating performance. A reconciliation of GAAP operating income to adjusted operating income as follows: PILGRIM'S PRIDE CORPORATION Reconciliation of Adjusted Operating Income (Unaudited) Three Months Ended March 30, 2025 March 31, 2024 (In thousands) GAAP operating income, U.S. operations $ 318,806 $ 179,417 Litigation settlements 7,250 940 Adjusted operating income, U.S. operations $ 326,056 $ 180,357 Adjusted operating income margin, U.S. operations 11.9% 7.0 % Three Months Ended March 30, 2025 March 31, 2024 (In thousands) GAAP operating income, Europe operations $ 49,071 $ 31,116 Restructuring activities losses 16,612 14,559 Adjusted operating income, Europe operations $ 65,683 $ 45,675 Adjusted operating income margin, Europe operations 5.3% 3.6 % Three Months Ended March 30, 2025 March 31, 2024 (In thousands) GAAP operating income, Mexico operations $ 36,605 $ 39,741 No adjustments — — Adjusted operating income, Mexico operations $ 36,605 $ 39,741 Adjusted operating income margin, Mexico operations 7.5% 7.7 % Source: PPC

Appendix: Reconciliation of GAAP Operating Income Margin to Adjusted Operating Income Margin 25 Adjusted Operating Income Margin for each of our reportable segments is calculated by dividing Adjusted operating income by Net Sales. Management believes that presentation of Adjusted Operating Income Margin provides useful supplemental information about our operating performance and enables comparison of our performance between periods because certain costs shown below are not indicative of our current operating performance. A reconciliation of GAAP operating income margin for each of our reportable segments to adjusted operating income margin for each of our reportable segments is as follows: PILGRIM'S PRIDE CORPORATION Reconciliation of GAAP Operating Income Margin to Adjusted Operating Income Margin (Unaudited) Three Months Ended March 30, 2025 March 31, 2024 (In percent) GAAP operating income margin, U.S. operations 11.6% 7.0 % Litigation settlements 0.3% — % Adjusted operating income margin, U.S. operations 11.9% 7.0 % Three Months Ended March 30, 2025 March 31, 2024 (In percent) GAAP operating income margin, Europe operations 4.0% 2.5 % Restructuring activities losses 1.3% 1.1 % Adjusted operating income margin, Europe operations 5.3% 3.6 % Three Months Ended March 30, 2025 March 31, 2024 (In percent) GAAP operating income margin, Mexico operations 7.5% 7.7 % No adjustments — % — % Adjusted operating income margin, Mexico operations 7.5% 7.7 % Source: PPC

Appendix: Reconciliation of Adjusted Net Income 26 Adjusted net income attributable to Pilgrim's Pride Corporation (“Pilgrim's”) is calculated by adding to Net income attributable to Pilgrim's certain items of expense and deducting from Net income attributable to Pilgrim's certain items of income, as shown below in the table. Adjusted net income attributable to Pilgrim’s Pride Corporation per common diluted share is presented because it is used by management, and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results prepared in conformity with U.S. GAAP, to compare the performance of companies. Management also believe that this non-U.S. GAAP financial measure, in combination with our financial results calculated in accordance with U.S. GAAP, provides investors with additional perspective regarding the impact of such charges on net income attributable to Pilgrim’s Pride Corporation per common diluted share. Adjusted net income attributable to Pilgrim’s Pride Corporation per common diluted share is not a measurement of financial performance under U.S. GAAP, has limitations as an analytical tool and should not be considered in isolation or as a substitute for an analysis of our results as reported under U.S. GAAP. Management believes that presentation of adjusted net income attributable to Pilgrim’s provides useful supplemental information about our operating performance and enables comparison of our performance between periods because certain costs shown below are not indicative of our current operating performance. A reconciliation of net income (loss) attributable to Pilgrim’s Pride Corporation per common diluted share to adjusted net income attributable to Pilgrim’s Pride Corporation per common diluted share is as follows: PILGRIM'S PRIDE CORPORATION Reconciliation of Adjusted Net Income (Unaudited) Three Months Ended March 30, 2025 March 31, 2024 (In thousands, except per share data) Net income attributable to Pilgrim's $ 296,033 $ 174,421 Add: Litigation settlements 7,250 940 Restructuring activities losses 16,612 14,559 Minus: Foreign currency transaction gains 2,053 4,337 Adjusted net income attributable to Pilgrim's before tax impact of adjustments 317,842 185,583 Net tax impact of adjustments(a) (5,278) (2,701) Adjusted net income attributable to Pilgrim's $ 312,564 $ 182,882 Weighted average diluted shares of common stock outstanding 238,280 237,491 Adjusted net income attributable to Pilgrim's per common diluted share $ 1.31 $ 0.77 a. Net tax impact of adjustments represents the tax impact of all adjustments shown above. Source: PPC

Appendix: Reconciliation of GAAP EPS to Adjusted EPS 27 Adjusted EPS is calculated by dividing the adjusted net income attributable to Pilgrim's stockholders by the weighted average number of diluted shares. Management believes that Adjusted EPS provides useful supplemental information about our operating performance and enables comparison of our performance between periods because certain costs shown below are not indicative of our current operating performance. A reconciliation of U.S. GAAP to non-U.S. GAAP financial measures is as follows: PILGRIM'S PRIDE CORPORATION Reconciliation of GAAP EPS to Adjusted EPS (Unaudited) Three Months Ended March 30, 2025 March 31, 2024 (In thousands, except per share data) GAAP EPS $ 1.24 $ 0.73 Add: Litigation settlements 0.03 — Restructuring activities losses 0.07 0.07 Minus: Foreign currency transaction gains 0.01 0.02 Adjusted EPS before tax impact of adjustments 1.33 0.78 Net tax impact of adjustments(a) (0.02) (0.01) Adjusted EPS $ 1.31 $ 0.77 Weighted average diluted shares of common stock outstanding 238,280 237,491 a. Net tax impact of adjustments represents the tax impact of all adjustments shown above. Source: PPC

Appendix: Supplementary Selected Segment and Geographic Data 28 PILGRIM'S PRIDE CORPORATION Supplementary Selected Segment and Geographic Data (Unaudited) Three Months Ended March 30, 2025 March 31, 2024 (In thousands) Sources of net sales by geographic region of origin: U.S. $ 2,743,189 $ 2,579,332 Europe 1,231,529 1,267,903 Mexico 488,291 514,699 Total net sales $ 4,463,009 $ 4,361,934 Sources of cost of sales by geographic region of origin: U.S. $ 2,355,567 $ 2,342,040 Europe 1,115,225 1,175,738 Mexico 437,344 460,247 Total cost of sales $ 3,908,136 $ 3,978,025 Sources of gross profit by geographic region of origin: U.S. $ 387,622 $ 237,292 Europe 116,304 92,165 Mexico 50,947 54,452 Total gross profit $ 554,873 $ 383,909 Sources of operating income by geographic region of origin: U.S. $ 318,806 $ 179,417 Europe 49,071 31,116 Mexico 36,605 39,741 Total operating income $ 404,482 $ 250,274 Source: PPC